Exhibit 10

Execution Copy

EXTENSION AGREEMENT

EXTENSION AGREEMENT (this “Agreement”), dated as of May 22, 2013, with respect to the Credit Agreement, dated as of May 4, 2012 (the “Credit Agreement”), among LYONDELLBASELL INDUSTRIES N.V., a naamloze vennootschap (a public limited liability company) formed under the laws of The Netherlands (the “Company”), LYB AMERICAS FINANCE COMPANY, a Delaware corporation (the “Co-Borrower” and, together with the Company, the “Borrowers” and each, a “Borrower”), the various institutions from time to time party to this Agreement as Lenders, BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent, Swing Line Lender and L/C Issuer, DEUTSCHE BANK SECURITIES INC., as Syndication Agent, DEUTSCHE BANK AG NEW YORK BRANCH, as L/C Issuer, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Joint Lead Arrangers and Joint Book Managers, and J.P. MORGAN SECURITIES LLC, CREDIT SUISSE SECURITIES (USA) LLC, BARCLAYS BANK PLC, CITIBANK, N.A., HSBC SECURITIES (USA) INC., ING BANK N.V. and WELLS FARGO SECURITIES, LLC, as Documentation Agents.

The parties hereto agree as follows:

Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

Section 2. Extension. Each of the undersigned Lenders hereby agrees to extend the Termination Date with respect to such Lender, pursuant to Section 2.09 of the Credit Agreement, to May 4, 2018.

Section 3. Effectiveness. This Agreement shall become effective on and as of May 22, 2013 (the “Extension Date”), subject only to:

(a) receipt by the Administrative Agent from the Company and from Lenders comprising the Required Lenders of a counterpart of this Agreement signed on behalf of such parties;

(b) the conditions precedent set forth in Section 2.09(c) of the Credit Agreement being satisfied on and as of the Extension Date; and

(c) receipt by the Administrative Agent from the Company of payment of a fee for the account of each undersigned Lender in the amount of 0.05% of such Lender’s Commitment.

Upon such effectiveness, the Termination Date shall be extended with respect to each Lender party to this Agreement as set forth in Section 2 above. In the event of any inconsistency between the provisions of Section 2.09 of the Credit Agreement and the provisions of this Agreement with respect to the matters covered hereby, the provisions of this Agreement shall prevail.

Section 4. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

Section 5. Miscellaneous. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page hereto by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof. This Agreement shall be a Loan Document for purposes of the Credit Agreement and other Loan Documents.

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This Agreement is entered into between us as of the date first above written.

LYONDELLBASELL INDUSTRIES N.V.

By:	/s/ Francesco Svelto

Name: Francesco Svelto
Title: Attorney-in-Fact

BANK OF AMERICA, N.A.,
as a Lender, as L/C Issuer, as Swing Line Lender and as Administrative Agent

By:	/s/ Edwin B. Cox, Jr.

Name: Edwin B. Cox, Jr.
Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu

Name: Ming K. Chu
Title: Vice President

By:	/s/ Philippe Sandmeier

Name: Philippe Sandmeier
Title: Managing Director

CITIBANK, N.A.

By:	/s/ David Jaffe

Name: David Jaffe
Title: Vice President

JPMORGAN CHANSE BANK, N.A.

By:	/s/ Peter S. Predun

Name: Peter S. Predun
Title: Executive Director

BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskry

Name: Vanessa A. Kurbatskry
Title: Vice President

Credit Suisse AG, Cayman Islands Branch, as Lender

By:	/s/ Alain Daoust

Name: Alain Daoust
Title: Authorized Signatory

By:	/s/ Patrick Freytag

Name: Patrick Freytag
Title: Authorized Signatory

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ David L Ericson

Name: David L Ericson
Title: Director

HSBC Bank USA, National Association

By:	/s/ David A. Mandell

Name: David A. Mandell
Title: Managing Director

Morgan Stanley Bank, N.A.

By:	/s/ Kelly Chin

Name: Kelly Chin
Title: Authorized Signatory

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell

Name: John Frazell
Title: Director

Sumitomo Mitsui Banking Corporation

By:	/s/ James D Weinstein

Name: James D Weinstein
Title: Managing Director

Mizuho Corporate bank, Ltd.

By:	/s/ Leon Mo

Name: Leon Mo
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD

By:	/s/ Mark S Campbell

Name: Mark S Campbell
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ John Berry

Name: John Berry
Title: Vice President

REGIONS BANK

By:	/s/ Dan Clubb

Name: Dan Clubb
Title: Vice President

THE BANK OF NEW YORK MELLON

By:	/s/ William M. Feathers

Name: William M. Feathers
Title: Vice President

CADENCE BANK, N.A., as a Lender

By:	/s/ Bill Bobbora

Name: Bill Bobbora
Title: Senior Vice President

ING Bank N.V.

By:	/s/ K P. Weehuizen

Name: K P. Weehuizen
Title: Managing Director

By:	/s/ J.C. Stubenitsky

Name: J.C. Stubenitsky
Title: Vice President

UniCredit Luxembourg S.A.

By:	/s/ Michael Wieber

Name: Michael Wieber
Title:

By:	/s/ Manfredi Bianchi
Name: Manfredi Bianchi Title: